Inventories	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Inventories

7.	Inventories

The components of inventories are summarized below (in thousands):

	December 31,
	2011	2010
Raw materials	$6,184	$3,235
Work in process	2,974	2,029
Finished goods	5,217	2,377
Provision for excess and obsolete inventory	(664)	(448)
Total inventories	$13,711	$7,193

Included in raw materials are goods in transit of approximately $0.3 million in 2011 and 2010.